UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 5, 2004

(Date of earliest event reported)

New Peoples Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-33411	31-1804543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Gent Drive

Honaker, Virginia 24260

(276) 873-6288

(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

n/a

(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition.

On August 5, 2004, New Peoples Bankshares, Inc. issued the press release attached hereto as Exhibit 99 announcing second quarter financial results.

The information in this Form 8-K, and Exhibit 99 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PEOPLES BANKSHARES, INC.
(Registrant)

/s/ C. Todd Asbury
Senior Vice President and Chief Financial Officer

Date: August 6, 2004

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Exhibit Index

Exhibit Number	Exhibit Description
99	Press release dated August 5, 2004.

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